                                                                                                    EXHIBIT 10.37
                                                    June 25, 2001

Tropical Sportswear Int'l Corporation
4902 West Waters Avenue
Tampa, Florida 33634-1302

                           Re:      Fleet Capital Corporation, as Agent -- Tropical Sportswear Int'l Corporation
                                    and its affiliates

Ladies and Gentlemen:

         Reference  is hereby made to that certain  Loan and  Security  Agreement  dated June 10, 1998 (as amended, the "Loan Agreement"),  by and among TROPICAL  SPORSTWEAR INT'L CORPORATION,  a Florida  corporation  ("Tropical"),
TROPICAL  SPORTSWEAR  COMPANY,  INC., a Delaware  corporation,  SAVANE  INTERNATIONAL  CORP., a Texas  corporation,
APPAREL NETWORK CORPORATION,  a Florida corporation,  TSI BRANDS, INC., a Delaware  corporation,  and TSIL, INC., a
Delaware  corporation  (collectively  referred to herein as "Borrowers" and individually as a "Borrower");  various financial  institutions from time to time lenders thereunder  ("Lenders");  and FLEET CAPITAL CORPORATION,  a Rhode
Island  corporation,  in its capacity as collateral  and  administrative  agent for the Lenders  (together with its successors in such capacity,  "Agent").  Unless otherwise  defined herein,  all capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

         Borrowers  have  informed  Agent and  Lenders  that  Tropical  desires to  acquire  the stock of Duck Head
Apparel Company,  Inc.  ("Duckhead"),  a Georgia corporation pursuant to the terms of a certain draft Agreement and
Plan of Merger (the "Merger Agreement") among Duck Head, Tropical and HB Acquisition Corp.  ("Acquisition  Sub"), a
Georgia  corporation  and a  wholly-owned  Subsidiary  of  Tropical  (hereinafter,  the "Duck  Head  Acquisition").
Subject to the  satisfaction  of each of the Consent  Conditions as set forth below,  Agent and Lenders  consent to the Duck Head  Acquisition and agree that the Duck Head  Acquisition  will not constitute an Event of Default under
(or as defined in) the Loan Agreement.

         For purposes  hereof,  the term  "Consent  Conditions"  shall mean each of the following  conditions,  the satisfaction  of each of which shall be  acceptable to Agent and Lenders in all  respects:  (a) the business  being acquired  complies with Section  10.2.14 of the Loan Agreement;  (b) immediately  before and after giving effect to the Duck Head  Acquisition,  no Event of Default shall have  occurred and be continuing or would result  therefrom;
(c) the Duck Head  Acquisition  does not involve the  incurrence of Debt for Money  Borrowed (as defined  below) by
Borrowers other than Revolver Loans; (d) immediately  before and after giving effect to the Duck Head  Acquisition,
Borrowers  shall have a minimum  Availability  of at least  $10,000,000,  provided  that no Accounts  or  Inventory acquired by Borrowers in connection with the Duck Head  Acquisition  shall be deemed Eligible  Accounts or Eligible
Inventory for purposes of  determining  Availability  for purposes of this  definition;  (e) the purchase price for the Duck Head  Acquisition  shall not exceed  (i)  $16,500,000  in cash and (ii)  $4,720,000  in  assumed  Debt for
Borrowed  Money,  which debt,  if secured,  shall only be secured by a lien on certain  real  property of Duck Head that is located in Winder,  Georgia (the "Winder Real Property  Lien"),  (f) prior to the  consummation of the Duck
Head  Acquisition,  Borrowers  shall have delivered to Agent UCC-1 financing  statements and any other  appropriate documentation  to perfect or continue the  perfection of Agent's Liens with respect to any and all assets  acquired by any Borrower;  (g) any assets  acquired by any Borrower in connection with the Duck Head  Acquisition  shall not be subject to any Liens other than  Permitted  Liens and the Winder Real Property  Lien;  (h) if requested by Agent and Lenders,  Acquisition Sub and Duck Head shall have guaranteed the payment in full of Borrowers'  Obligations to
Agent and Lenders,  shall have  executed a Joinder  Agreement  and shall have  executed and  delivered to Agent and
Lenders such other  agreements,  instruments or documents  required by Agent and Lenders in their sole  discretion;
(i) Borrowers  shall have delivered to Agent  Projections on a pro forma basis for the  forthcoming 3 Fiscal Years, year by year and for the forthcoming  Fiscal Year, on a quarterly  basis,  showing that, after giving effect to the
Duck Head Acquisition,  Borrowers will have  Consolidated Cash Flow in an amount  satisfactory to Agent and Lenders in their sole  discretion;  (j) the use of any proceeds of Loans made in connection with the Duck Head  Acquisition shall not  violate  Regulation  U; and (k) Agent and  Lenders  shall  have  reviewed  and found  acceptable  in all respects the final  executed  Merger  Agreement  and all  exhibits,  schedules and  disclosure  memoranda  attached thereto or delivered in connection  therewith and the transactions  described in the Merger Account shall have been consummated in compliance with all Applicable Law.

         For  purposes  hereof,  "Debt for Money  Borrowed"  shall mean as applied to any Person,  (i) Debt arising from the lending of money by any other  Person to such Person;  (ii) Debt,  whether or not in any such case arising from the lending of money by another  Person to such Person,  (A) which is  represented  by notes payable or drafts accepted that evidence  extensions of credit,  (B) which constitutes  obligations  evidenced by bonds,  debentures, notes or similar  instruments,  or (C) upon which  interest  charges are  customarily  paid  (other  than  accounts payable)  or that was issued or assumed as full or partial  payment for  Property;  (iii) Debt that  constitutes  a
Capitalized Lease  Obligation;  (iv)  reimbursement  obligations with respect to letters of credit or guaranties of letters of credit;  and (v) Debt of such Person under any guaranty of obligations  that would  constitute  Debt for
Money Borrowed under clauses (i) through (iii) hereof, if owed directly by such Person.

Tropical Sportswear Int'l Corporation
June 25, 2001

         By its signature  below,  each  Borrower  ratifies and  reaffirms  all of its  obligations  under the Loan
Agreement and other Loan  Documents and  acknowledges  and agrees that except to the extent of Agent's and Lenders'
express  agreements  herein,  nothing  herein  shall be construed  to be a waiver,  modification  or release of any provision of the Loan  Documents,  each of which shall remain in full force and effect.  Nothing herein is intended to be, nor shall it be construed to create, a novation or an accord and satisfaction.

         By their  signatures  below,  Agent and each Lender hereby waives the requirement  contained in clause (f)
of the  deifnition  of "Permitted  Business  Acquisition"  for the delivery of at least thirty  Business Days prior written notice of the Duck Head Acquisition.

         This letter  agreement  shall be effective upon  signature by Agent and Lenders,  whereupon the same shall be governed and interpreted in accordance with the internal laws of the State of Georgia.

         This letter  agreement may be executed in any number of counterparts  and by different  parties hereto and separate  counterparts,  each of which when so executed  and  delivered  shall be deemed to be an original  and all such  counterparts  taken together shall constitute but one and the same instrument.  Any signature  delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                                            AGENT:

                                            FLEET CAPITAL CORPORATION,
                                             as Agent

                                            By: /s/ Dennis Losin
                                                Title: SVP

                                            LENDERS:

                                            FLEET CAPITAL CORPORATION

                                            By: /s/ Dennis Losin

                                            Title: SVP

                                     [Signatures continued on following page]

                                            BANK OF AMERICA, N.A.

                                            By: /s/ David G. Mumma
                                            Title: Vice President

                                            FIRST UNION NATIONAL BANK

                                            By: /s/ John T. Trainor
                                            Title: Vice President

                                            GMAC COMMERCIAL CREDIT LLC

                                            By: /s/ Darren L. Linder
                                            Title: Executive Vice President

                                            BORROWERS:
                                            ---------

ATTEST:                                     TROPICAL SPORTSWEAR INT'L CORPORATION

/s/ Regina M. Valentin                      By: /s/ Michael Kagan
Assistant Secretary
[CORPORATE SEAL]                            Title: Executive Vice President

            [Signatures continued on following page]

ATTEST:                             TROPICAL SPORTSWEAR COMPANY, INC.

/s/ Regina M. Valentin              By: /s/ Michael Kagan
Assistant Secretary
[CORPORATE SEAL]                    Title: Executive Vice President

ATTEST:                             SAVANE INTERNATIONAL CORP.

/s/ Regina M. Valentin              By: /s/ Michael Kagan
Assistant Secretary
[CORPORATE SEAL]                    Title: Executive Vice President

ATTEST:                             APPAREL NETWORK CORPORATION

/s/ Regina M. Valentin              By: /s/ Michael Kagan
Assistant Secretary
[CORPORATE SEAL]                    Title: Executive Vice President

ATTEST:                             TSI BRANDS, INC.

/s/ Jane C. Marlow                  By: /s/ N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                    Title: Executive Vice President

ATTEST:                             TSIL, INC.

/s/ Jane C. Marlow                  By: /s/ N. Larry McPherson
Assistant Secretary
[CORPORATE SEAL]                    Title: Executive Vice President